UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2024

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of principal executive offices) (Zip Code)

+49 89 2153 9035
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2024, Jason Camm resigned from his position as supervisory director of ATAI Life Sciences N.V. (the “Company” or “atai”). Mr. Camm’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices. The Company thanks Mr. Camm for his service to the Company and its shareholders.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2024, atai held its annual general meeting of shareholders (the “Annual Meeting”). As of April 19, 2024, the record date for the Annual Meeting, there were approximately 167,412,657 common shares outstanding. Each common share is entitled to one vote on any matter presented at the Annual Meeting as a voting item. At the Annual Meeting, 73,629,724 of the Company’s common shares were present or represented.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in atai’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2024 (the “Definitive Proxy Statement”).

Proposal 1 - The Company’s shareholders approved the adoption of Dutch statutory annual accounts over fiscal year 2023. The results were as follows:

For	Against	Abstain	Broker Non-votes
45,259,683	327,788	238,159	27,804,094

Proposal 2 - The Company’s shareholders approved the appointment of Deloitte & Touche LLP and Deloitte Accountants B.V. as atai’s external auditors for fiscal year 2024. The results were as follows:

For	Against	Abstain	Broker Non-votes
70,196,126	1,852,601	1,580,997	0

Proposal 3 - The Company’s shareholders approved the release of each member of atai’s board of supervisory directors and board of managing directors from liability for the exercise of their duties during fiscal year 2023. The results were as follows:

For	Against	Abstain	Broker Non-votes
44,812,627	927,084	85,919	27,804,094

Proposal 4 - The Company’s shareholders approved the re-appointment of Christian Angermayer as a supervisory director, as described in the Definitive Proxy Statement. The results were as follows:

For	Against	Abstain	Broker Non-votes
43,368,121	2,397,690	59,819	27,804,094

Proposal 5 - The Company’s shareholders approved the appointment of Scott Braunstein, M.D. as a supervisory director, effective upon his registration with the Trade Register held by the Dutch Chamber of Commerce, as described in the Definitive Proxy Statement. The results were as follows:

For	Against	Abstain	Broker Non-votes
41,460,753	4,307,857	57,020	27,804,094

Proposal 6 - The Company’s shareholders approved the appointment of Laurent Fischer, M.D. as a supervisory director, effective upon his registration with the Trade Register held by the Dutch Chamber of Commerce, as described in the Definitive Proxy Statement. The results were as follows:

For	Against	Abstain	Broker Non-votes
44,351,021	1,415,259	59,350	27,804,094

Proposal 7 - The Company’s shareholders approved the appointment of Raymond Sanchez, M.D. as a supervisory director. Subsequent to the Annual Meeting and prior to his registration with the Trade Register held by the Dutch Chamber of Commerce, Dr. Sanchez informed the Company that he would not presently be able to accept his appointment as a supervisory director of the Company due to his current employment duties; rather, that his appointment as a supervisory director of the Company would become effective only upon such date as Dr. Sanchez and the Company may in the future agree and upon his registration with the Trade Register held by the Dutch Chamber of Commerce and as otherwise described and set forth in the Definitive Proxy Statement. The results were as follows:

For	Against	Abstain	Broker Non-votes
45,332,589	433,124	59,917	27,804,094

Proposal 8 - The Company’s shareholders approved the appointment of Anne Johnson as a managing director. The results were as follows:

For	Against	Abstain	Broker Non-votes
45,341,852	425,190	58,588	27,804,094

Proposal 9 – The Company’s shareholders approved the extension of the authorization of atai’s management board to issue shares and grant rights to subscribe for shares. The results were as follows:

For	Against	Abstain	Broker Non-votes
41,061,965	4,682,509	81,156	27,804,094

Proposal 10 – The Company’s shareholders approved the extension of the authorization of atai’s management board to limit and exclude pre-emption rights. The results were as follows:

For	Against	Abstain	Broker Non-votes
41,116,962	4,578,575	130,093	27,804,094

Proposal 11 – The Company’s shareholders approved the extension of the authorization of atai’s management board to acquire shares (or depositary receipts for such shares) in atai’s capital. The results were as follows:

For	Against	Abstain	Broker Non-votes
43,141,237	2,600,749	83,644	27,804,094

Item 7.01	Regulation FD Disclosure.

On May 23, 2024, the Company issued a press release announcing changes to its supervisory board. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1*	Press Release of ATAI Life Sciences N.V., dated May 23, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: May 23, 2024	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer